UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

SPDR® GOLD TRUST
SPONSORED BY WORLD GOLD TRUST SERVICES, LLC
(Exact name of registrant as specified in its charter)

New York	001-32356	81-6124035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o World Gold Trust Services, LLC
685 Third Avenue, Suite 2702
New York, New York 10017
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (212) 317-3800
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s) Name	Name of each exchange on which registered
SPDR® Gold Trust	GLD®	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01         Other Events.

On February 28, 2023, HSBC Bank plc (“HSBC”), as a custodian of the SPDR® Gold Trust (the “Trust”), and The Bank of New York Mellon (the “Trustee”), not in its individual capacity, but solely as trustee of the Trust, amended and restated the Allocated Bullion Account Agreement and amended the Unallocated Bullion Account Agreement to allow the Trustee to instruct HSBC to transfer the Trust's gold to another custodian and accept gold on behalf of the Trust from another custodian by book entry transfer.

The foregoing description of the amendments to the Allocated Bullion Account Agreement and the Unallocated Bullion Account Agreement does not purport to be complete and is qualified in its entirety by reference to the Fourth Amended and Restated Allocated Bullion Account Agreement and Amendment No. 1 to the Second Amended and Restated Unallocated Bullion Account Agreement filed respectively as Exhibits 10.1.2 and 10.2.1 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1.2	Fourth Amended and Restated Allocated Bullion Account Agreement dated February 28, 2023, between HSBC Bank PLC, as custodian, and The Bank of New York Mellon, as trustee.
10.2.1	Amendment No. 1 to the Second Amended and Restated Unallocated Bullion Account Agreement dated February 28, 2023, between HSBC Bank PLC, as custodian, and The Bank of New York Mellon, as trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 1, 2023	SPDR® GOLD TRUST
(Registrant)*

	By:	World Gold Trust Services, LLC as the Sponsor of the Registrant

	By:	/s/ Joseph R. Cavatoni
Name: Joseph R. Cavatoni Title: Principal Executive Officer

*          As the Registrant is a trust, this report is being filed on behalf of the Registrant by World Gold Trust Services, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of World Gold Trust Services, LLC.